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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 21, 2000 (July 7, 2000)
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                                  AMSURG CORP.
             (Exact Name of Registrant as Specified in its Charter)

                TENNESSEE                 000-22217              62-1493316
     (State or other jurisdiction of     (Commission          (I.R.S. employer
     incorporation or organization)     File Number)         identification no.)

        20 BURTON HILLS BOULEVARD
          NASHVILLE, TENNESSEE                                     37215
(Address of principal executive offices)                         (Zip code)

                                 (615) 665-1283
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On July 7, 2000 and effective July 1, 2000, AmSurg Holdings, Inc. ("AmSurg"), a subsidiary of AmSurg Corp., purchased from PRG Georgia, Inc. ("PRG"), a Delaware corporation and subsidiary of Physicians Resource Group, Inc., an undivided 55% interest in the assets and assumed liabilities of a surgery center in Metairie, Louisiana.

       Pursuant to the terms of the Acquisition Agreement, dated January 31, 2000, by and among AmSurg Corp., Physicians Resource Group, Inc. and other entities, AmSurg paid to PRG a purchase price of $2,597,016 in cash to PRG. The cash used in the purchase transaction was provided primarily from borrowings under the Company's revolving credit agreement with SunTrust Bank, Nashville. The consideration paid to PRG was determined through arm's-length negotiations between AmSurg and Physicians Resource Group, Inc.

ITEM 5. OTHER EVENTS.

       Simultaneous with the transaction described in Item 2 above, AmSurg purchased from Stephen F. Brint, M.D. an undivided 5% interest in the assets and assumed liabilities of the surgery center for $200,000 in cash. Following the asset purchase, AmSurg and the owners of the remaining 40% of the assets and assumed liabilities comprising the surgery center contributed their respective ownership interests in the assets and assumed liabilities of the surgery center into a newly formed limited liability company, The Metairie Ophthalmology ASC, LLC, and received proportionate membership interests therein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       The business acquired did not meet the significant subsidiary tests requiring financial reporting under Regulation S-X.

(c)    Exhibits:

       2.1 Acquisition Agreement, dated January 31, 2000, by and among Physicians Resource Group, Inc., AmSurg Corp. and other entities (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K, dated February 15, 2000, of Physicians Resource Group, Inc.)



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AMSURG CORP.



                                    By: /s/  Claire M. Gulmi
                                        ---------------------------------------
                                        CLAIRE M. GULMI

                                        Senior Vice President and Chief
                                        Financial Officer (Principal Financial
                                        and Duly Authorized Officer)

Date:  July 21, 2000



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                                INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                                DESCRIPTION
  ------                                -----------

    2.1 Acquisition Agreement, dated January 31, 2000, by and among Physicians Resource Group, Inc., AmSurg Corp. and other entities (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K, dated February 15, 2000, of Physicians Resource Group, Inc.)









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